                                                                   EXHIBIT 10.39

                                                                  Execution Copy

                        =====================================

                             SHARE PLEDGE AGREEMENT

                        =====================================

                   ASIA NETCOM CORPORATION (SINGAPORE) PTE LTD

                                   - Pledgor -

             INDUSTRIAL AND COMMERCIAL BANK OF CHINA (ASIA) LIMITED

                               - Security Agent -

                           THE FINANCIAL INSTITUTIONS
                           LISTED IN SCHEDULE I HERETO

                                   - Pledgees -

                                    LEE & KO

                                TABLE OF CONTENTS

SECTION                                                                            PAGE NO.
SECTION 1.  INTERPRETATION........................................................    2

SECTION 2.  PLEDGE................................................................    3

SECTION 3.  PLEDGOR'S REPRESENTATIONS AND WARRANTIES..............................    3

SECTION 4.  PLEDGOR'S OBLIGATION..................................................    4

SECTION 5.  DIVIDENDS AND VOTING RIGHTS...........................................    5

SECTION 6.  ENFORCEMENT BY SECURITY AGENT AND PLEDGEES............................    6

SECTION 7.  ATTORNEY-IN-FACT......................................................    7

SECTION 8.  ASSIGNMENT............................................................    8

SECTION 9.  FURTHER ASSURANCE.....................................................    8

SECTION 10. TERMINATION AND RELEASE OF SECURITY...................................    8

SECTION 11. SECURITY AGENT........................................................    8

SECTION 12. GOVERNING LAW AND DISPUTE RESOLUTION; APPOINTMENT OF PROCESS AGENT....    9

SECTION 13. MISCELLANEOUS.........................................................    9

SCHEDULES

Schedule I      Name of Pledgees
Schedule II     List of Pledged Shares

THIS SHARE PLEDGE AGREEMENT is entered into as of this day____ of July, 2004, by and among:

      ASIA NETCOM CORPORATION (SINGAPORE) PTE LTD, a company duly incorporated and existing under the laws of Singapore, with its registered office at 101-A, Upper Cross Street, #11-16 People's Park Centre, Singapore 058358 (the "PLEDGOR", which expression shall include its successors, transferees and assigns);

      THE FINANCIAL INSTITUTIONS LISTED IN SCHEDULE I HERETO, as pledgees (individually, a "PLEDGEE" and collectively, the "PLEDGEES" which term shall include their respective successors, transferees and assigns); and

      INDUSTRIAL AND COMMERCIAL BANK OF CHINA (ASIA) LIMITED, (the "SECURITY AGENT", which expression shall include its successors, transferees and assigns) acting as security agent for the benefit of the Pledgees.

                                    RECITALS

WHEREAS:

A. By a facility agreement signed on 2nd December, 2003 (but held undated in escrow), as released from escrow and amended and restated by the Supplemental and Amendment Deed (the "FACILITY AGREEMENT") entered into by
      (1) Asia Netcom Corporation Limited, as borrower (the "BORROWER"); (2) the Pledgees; (3) Industrial Commercial Bank of China (Asia) Limited as arranger; and (4) the Security Agent as facility agent, the Pledgees have agreed, upon and subject to the terms of the Facility Agreement, to make available to the Borrower a term loan facility of up to US$150,000,000 (the "FACILITY") for the purposes more particularly specified therein.

B. The Pledgor is the legal and beneficial owner of one hundred percent (100%) of the outstanding shares of Asia Netcom Korea Limited. (the "ISSUER") as of the date hereof (the "SHARES").

C. It is a condition precedent to the availability of the Facility that the Pledgor shall have executed and delivered this Share Pledge Agreement to the Security Agent.

D. The Pledgees desire to appoint the Security Agent as their agent, as herein specified, and by virtue of this Share Pledge Agreement authorize the Security Agent to take action on their behalf, and to exercise such powers as are specifically delegated herein to the Security Agent, in accordance with this Share Pledge Agreement.

                                                         Shares Pledge Agreement

NOW THEREFORE, it is agreed as follows:

                            SECTION 1. INTERPRETATION

Words and expressions defined in the Facility Agreement shall, unless otherwise defined herein or the context otherwise requires, have the same meaning when used in this Share Pledge Agreement. References to any agreement or document shall be construed as references to such agreement or document as varied, amended, novated or supplemented from time to time. In addition thereto, as used in this Share Pledge Agreement:

1.1 "PLEDGED SHARES" means each of the Shares listed in Schedule II (as amended from time to time pursuant hereto) and subject to the pledge created herein under Section 2 and shall include (i) any share or other securities, rights, moneys or assets of the Issuer that the Pledgor comes to own after the date of this Share Pledge Agreement by virtue of share split, bonus stock, subscription, acquisition, conversion, redemption, exchange, preference, option or otherwise as provided for in Section 4.4, including the relevant pre-emptive rights and subscription rights appertaining thereto and (ii) all dividends, interests or other income at any time deriving from the Shares.

1.2 "SECURED OBLIGATIONS" means any and all moneys, liabilities and obligations (whether actual or contingent, whether now existing or hereafter arising, whether or not for the payment of money, and including, without limitation, any obligation or liability to pay damages) which are or may become payable or liable to be performed by the Borrower or any other member of the Borrower Group or the Pledgor or any other Security Party which is a member of the CNC HK Group to the Finance Parties or any of them under or pursuant to the Finance Documents and/or all other obligations hereby secured.

1.3   "SHARES" has the meaning given to it in Recital B.

1.4 "TERMINATION DATE" means the date on which all Secured Obligations have been unconditionally and irrevocably paid and discharged in full to the satisfaction of the Security Agent; provided, however, that this Share Pledge Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any amount received by the Security Agent or any other Pledgee in respect of the Secured Obligations is rescinded, reduced or must otherwise be restored, refunded or returned by the Security Agent or any other Pledgee upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Pledgor, the Issuer or the Borrower or upon the appointment of an intervenor, administrator or conservator of, or agent or similar official for, the Pledgor, the Issuer or the Borrower or any part of their respective assets, or otherwise, all as though such payment had not been made.

                                                         Shares Pledge Agreement

                                SECTION 2. PLEDGE

2.1 The Pledgor as legal and beneficial owner of the Shares hereby pledges by way of first priority pledge ("kun-jilkwon") all of its rights, title, interests and benefits in the Pledged Shares to the Pledgees, and the Pledgees hereby accept such pledge of the Pledged Shares as collateral security for the Borrower's due and punctual payment, performance and discharge in full of the Secured Obligations.

2.2 The maximum pledge amount to be secured by the pledge created hereunder over the Pledged Shares shall be US$ 195,000,000.

               SECTION 3. PLEDGOR'S REPRESENTATIONS AND WARRANTIES

The Pledgor hereby represents and warrants to the Security Agent and the Pledgees that as of the date hereof:

      (a) the Shares constitute, on the date hereof, all of the issued and outstanding shares of capital stock of the Issuer; and all of the Shares were duly authorized and issued and are fully paid-in;

      (b) it has full rights, title, interests and benefits in the Shares free and clear of all Security Interest (save for the pledge created hereunder);

      (c) the making of the pledge hereunder does not and will not violate its Articles of Incorporation or any law, regulation, directive, agreement, contract or other obligations of the Pledgor;

      (d) the making of the pledge hereunder does not and will not violate any law, decree or regulation of Korea;

      (e) obligations of the Pledgor under this Share Pledge Agreement rank at least pari passu with all present and future unsecured and unsubordinated obligations of the Pledgor;

      (f) the Pledgor is a company duly incorporated, validly existing and in good standing under the laws of Singapore and has full power, authority and legal right to own its property and assets and to carry on its business as such business is now being conducted;

      (g) the entry into and performance of this Share Pledge Agreement and the transactions contemplated by this Share Pledge Agreement do not and will not conflict with or result in a breach of (i) any law, judgment or regulation or any official or judicial

                                                         Shares Pledge Agreement
            order, or (ii) the constitutional documents of the Pledgor, or (iii) any agreement or document to which the Pledgor is a party or which is binding upon it or any of its assets or revenues with a monetary value greater than US$500,000, nor cause any limitation placed on it or the powers of its directors to be exceeded or result in the creation or imposition of any Security Interest on any of its assets or revenues pursuant to the provisions of any such agreement or document;

      (h) no consent of, giving of notice to, or registration with, or taking of any other action in respect of, any governmental authority or agency in any relevant jurisdiction (including Singapore) or of any creditors of the Pledgor is required for or in connection with the execution, performance, validity, enforceability and admissibility in evidence in the proceedings of this Share Pledge Agreement, or the carrying out by the Pledgor of its obligations under this Share Pledge Agreement, provided that, if this Share Pledge Agreement is to be submitted to a Korean court, a Korean language translation of the Share Pledge Agreement should accompany this Share Pledge Agreement;

      (i) the Pledgor is the sole legal and beneficial owner of the Pledged Shares;

      (j) the Pledgor has not granted in favor of any other person any interest in or any option or other rights in respect of the Pledged Shares;

      (k) it has the full power and authority to enter into this Share Pledge Agreement and to assume and perform the obligations hereunder and has taken all steps necessary to authorize its execution and performance of its obligations under this Share Pledge Agreement; and

      (l) this Share Pledge Agreement constitutes the legal, valid and binding obligations of the Pledgor enforceable in accordance with its terms, except as enforcement may be limited by (i) applicable bankruptcy, insolvency or similar laws affecting enforcement of creditors' rights generally and (ii) general principles of good morals and the general principle of good faith under applicable laws.

                         SECTION 4. PLEDGOR'S OBLIGATION

4.1 The Pledgor hereby agrees and undertakes to the Security Agent and the Pledgees that until the final payment in full of all of the Secured Obligations, the Pledgor shall not create or permit the creation of any Security Interest or lien on the Pledged Shares or on a part thereof save for the pledge created hereunder, and shall use its best reasonable efforts to ensure that, subject to Section 4.4, the Issuer issues no shares except the Shares without the prior written consent of the Security Agent.
                                                         Shares Pledge Agreement
                                                                          Page 4

4.2   The Pledgor covenants and agrees that it will ensure that the Issuer shall
      (a) cause all certificates representing the Pledged Shares to be delivered to Security Agent on behalf of the Pledgees with proper endorsement on the back of the said share certificates; and (b) record the Pledgees and the Security Agent in the shareholders registry of the Issuer as the pledgees of the Pledged Shares.

4.3 The Pledgor shall do any and all such acts as may be necessary or appropriate (including maintaining the shareholders registry by the Issuer) in such manner as to indicate that all of the Pledged Shares have been pledged to the Pledgees and the Security Agent and not to remove such indication, except with the prior consent of the Security Agent on behalf of the Pledgees.

4.4 It is hereby agreed and acknowledged that during the term of this Share Pledge Agreement and until the full repayment by the Borrower of the Secured Obligations, any shares which may be subscribed for, acquired by and/or attributed by any means whatsoever (including capital increase) to the Pledgor in the share capital of the Issuer shall also be automatically subject to the pledge created hereunder without further agreement among the parties hereto, and the Pledgor shall promptly (i) pledge such additional shares by way of any necessary instrument acceptable to the Security Agent and deliver to the Security Agent Schedule II (List of Pledged Shares) as updated such that it shall include such additional shares, (ii) cause the Issuer to issue new share certificates representing the capital increase and deliver such new share certificates to the Security Agent on behalf of the Pledgees and register the pledge on the shareholders registry or other official register, and (iii) do or cause the Issuer to do all such acts as may be reasonably necessary or appropriate to indicate that such additional shares have been pledged to the Pledgees and Security Agent. Upon registration of the pledge on the additional shares, such Pledgor shall submit to the Security Agent a copy of an amended shareholders registry certified by the Issuer showing the establishment of a pledge on such additional shares.

4.5 The Pledgor shall not divest or otherwise dispose of its shareholding in the Issuer throughout the term of this Share Pledge Agreement without prior written consent of the Security Agent.

4.6 The Pledgor shall remain liable to perform all of the obligations performed by it in respect of the Pledged Shares. The Pledgor holds the Pledgees and the Security Agent harmless and indemnifies the Pledgees and the Security Agent from any loss and damage from its failure to do so.

                     SECTION 5. DIVIDENDS AND VOTING RIGHTS

                                                         Shares Pledge Agreement

5.1 Subject to Section 5.2, the Security Agent shall have complete discretion to retain the dividends, interest and other moneys received by the Security Agent in respect of the Pledged Shares. After the occurrence of an Event of Default, the Security Agent may at its discretion (in the name of the Pledgor or otherwise) exercise or cause to be exercised in respect of any Pledged Shares any voting rights and any rights to receive dividends, interest, principal or other payments of money, as the case may be, forming a part of the Pledged Shares and any rights and powers conferred on or exercisable by the bearer or holder thereof in its capacity as such.

5.2 The Pledgees and the Security Agent agree with the Pledgor that unless and until an Event of Default has occurred and is continuing, the Security Agent or its nominee, as the case may be, will hold all dividends, interest and other moneys received by it in respect of the Pledged Shares for the account of the Pledgor and will promptly pay such dividends, interest and other moneys to the Pledgor.

5.3 Notwithstanding anything to the contrary stated herein, the Pledgor hereby covenants and agrees that no vote shall be cast, or waiver or ratification given or taken by the Pledgor without the prior written consent of the Security Agent with respect to:

      (a)   merger or consolidation of the Issuer with any other company;

      (b) sale of all or substantially all the assets, properties or revenues of the Issuer;

      (c) any amendment to or modification of the Articles of Incorporation of the Issuer; or

      (d) commencement of any voluntary dissolution, reorganization, winding-up or other relief or proceeding with respect to the Issuer under the bankruptcy, insolvency or similar laws.

5.4 The Pledgor shall not cause the Issuer to reduce any of the Issuer's registered capital without the prior written consent of the Security Agent.

      SECTION 6. ENFORCEMENT BY SECURITY AGENT AND PLEDGEES

6.1 Upon the occurrence of an Event of Default which is continuing, the Pledgees and the Security Agent shall become forthwith entitled, as and when they may see fit, to put into force and to exercise all or any of the rights and power possessed by them as pledgees of the Pledged Shares in or towards satisfaction of the Secured Obligations, including without limitation, the right and power to:

      (a) exercise, to the maximum extent permitted by law, all voting, consensual and
                                                         Shares Pledge Agreement
                                                                          Page 6
            other powers of ownership pertaining to the Pledged Shares as if the Security Agent and the Pledgees were the sole and absolute owners thereof (and the Pledgor agrees that at such time and upon the Security Agent's request it will take all such actions as may be appropriate to give effect to such right);

      (b) demand, sue for, collect or receive, in the name of the Security Agent or in the name of the Pledgor, any money or property at any time payable or receivable on account of or in exchange for any of the Pledged Shares, but shall be under no obligation to do so; and

      (c) assign, sell or otherwise dispose of the Pledged Shares to such person, at a public or a private sale, and upon such terms as the Security Agent may determine in its absolute discretion and the Security Agent or any Pledgee or anyone else may be the purchaser, assignee or recipient of any or all of the Pledged Shares and thereafter hold the same absolutely, free from any claims or rights whatsoever;

      The proceeds of each collection, sale or other disposition under this
      Section 6.1 shall be applied in accordance with the provisions of the Facility Agreement.

6.2 It is acknowledged by the parties that if the proceeds of the sale, collection or other collection upon or realization of the Pledged Shares pursuant to Section 6.1 hereof are insufficient to cover the costs and expenses of such realization and the payment in full of the Secured Obligations, the Borrower shall remain liable for any such deficiency.

6.3 The Security Agent and the Pledgees shall incur no liability as a result of the sale of the Pledged Shares or any part thereof, at any private sale pursuant to Section 6.1 hereof . The Pledgor hereby waives any claims against the Security Agent or any Pledgee arising by reason of the fact that the price at which the Pledged Shares may have been sold at such private sale may be less than the price that the Pledged Shares may have been sold if the Security Agent had accepted the first offer received or if the Security Agent had offered the Pledged Shares to more than one offeree.

6.4 In case of the enforcement by the Security Agent and the Pledgees under this Section, no rights of the Pledgees shall pass to the Pledgor by subrogation or otherwise unless and until all of the Secured Obligations have been satisfied and discharged in full to the satisfaction of the Security Agent. Until then, the Security Agent shall be entitled to treat all enforcement proceeds as additional collateral for the Secured Obligations, notwithstanding its right to seek satisfaction from such proceeds at any time.

                          SECTION 7. ATTORNEY-IN-FACT

Effective upon the occurrence of an Event of Default which is continuing, the Pledgor shall be

                                                         Shares Pledge Agreement
deemed to have constituted the Security Agent, its successors and assigns as the Pledgor's true and lawful attorney-in-fact with full power to require, demand and receive any and all moneys and claims for money due and to become due under or with respect to the Pledged Shares and to take any action or execute any instrument which the Security Agent may deem necessary or advisable to accomplish the purposes hereof.

                             SECTION 8. ASSIGNMENT

This Share Pledge Agreement and the pledge created hereunder shall be binding upon and inure to the benefit of the Pledgor, the Security Agent and the Pledgees and their respective heirs, successors and assigns. The Security Agent and any Pledgee may, in accordance with the applicable laws and the Facility Agreement, at any time assign all or any part of its rights or obligations hereunder to any party to whom it assigns or transfers all or part of its rights or obligations under the Facility Agreement in accordance therewith (each an "ASSIGNEE"). The parties hereto agree that to the extent of any assignment, the Assignee shall be deemed to have the same rights and benefits under this Share Pledge Agreement as it would have had if it were a signatory Pledgee hereunder. The Pledgor may not assign any of its rights or obligations hereunder without the prior written consent of the Security Agent on behalf of the Pledgees.

                          SECTION 9. FURTHER ASSURANCE

The Pledgor shall do all such acts as may be necessary or appropriate including, but not limited to, the execution and delivery of all further instruments, notices and documents and all further action that the Security Agent may deem necessary or reasonably request in order to perfect and/or protect the pledge and any Security Interest granted or purported to be granted hereby or to enable the Security Agent and the Pledgees to exercise and enforce their rights and remedies hereunder with respect to the Pledged Shares.

                 SECTION 10. TERMINATION AND RELEASE OF SECURITY

The term of this Share Pledge Agreement shall begin on the date of this Share Pledge Agreement and end on the Termination Date. Promptly after the Termination Date, the Security Agent and the Pledgees shall, at the cost of the Pledgor, release the Pledged Shares then held by the Security Agent and the Pledgees to the Pledgor, give such notices and take such other actions as may be reasonably requested to effectuate the discharge of security given under this Share Pledge Agreement.

                           SECTION 11. SECURITY AGENT

The Pledgees hereby appoint the Security Agent as their agent, as herein specified, and by virtue

                                                         Shares Pledge Agreement
of this Share Pledge Agreement authorize the Security Agent to take action on their behalf, and to exercise such powers as are specifically delegated herein to the Security Agent, in accordance with this Share Pledge Agreement. For the avoidance of doubt, in acting under this Share Pledge Agreement, the Security Agent shall be entitled to all of the immunities, privileges, benefits, protections and indemnities provided for by the Facility Agreement including, without limitation, pursuant to Clause 19 (the Facility Agent, the Arranger and the Lenders) thereof, mutatis mutandis.

          SECTION 12. GOVERNING LAW AND DISPUTE RESOLUTION; APPOINTMENT
                                OF PROCESS AGENT

12.1 This Share Pledge Agreement and the rights and obligations of the parties hereunder and the security created pursuant hereto shall be governed by and construed in accordance with the laws of Korea. The parties hereto agree that any legal action or proceeding arising out of or relating to this Share Pledge Agreement may be brought in the Seoul Central District Court in Korea and the Pledgor hereby irrevocably submits to the non-exclusive jurisdiction of such court. The foregoing, however, shall not limit the rights or either Security Agent or the Pledgees to bring any legal action or proceeding or to obtain execution of judgment in any other jurisdiction.

12.2 The Pledgor irrevocably designates, appoints and empowers Asia Netcom Korea Limited , with office on the date hereof at 17/F Korea First Bank Building #100, Kongpyong-dong, Chongro-gu, Seoul 110-702, Korea, as its designee, appointee and agent with respect to any action or proceeding in Korea, to receive, accept and acknowledge, for and on its behalf, and in respect of its property, service of any and all legal process, summons, notices and documents which may be served in any such action or proceeding. The Pledgor agrees that the failure of such agent to give any advice of any such service of process to it shall not impair or affect the validity of such service or of any judgment in any action commenced on the basis of such service. The Pledgor agrees that if for any reason its designee, appointee and agent shall cease to be available to act as such, it shall designate a new designee, appointee and agent in Korea on the terms and for the purposes of this provision satisfactory to the Security Agent.

                           SECTION 13. MISCELLANEOUS

13.1 All notices, requests and demands to or upon the respective parties to be effective shall be in writing (including facsimile communication), and shall be deemed to have been duly given or made when delivered by hand, or five (5) days after being deposited in the post office, postage prepaid, or, in the case of facsimile notice, when confirmation is received, or, in the case of an internationally recognized overnight courier service, one
      (1) Business Day after delivery to such courier service, addressed, in the case of each party, at its address or numbers specified below or to such other address as may be

                                                         Shares Pledge Agreement
      designated by any party in a written notice to the other parties:

            Pledgor:          Asia Netcom Corporation (Singapore) Pte Ltd.
                              c/o 46/F, Cheung Kong Centre
                              2 Queen's Road Central
                              Hong Kong

                              Attention: Wenlong Sun
                              Telephone: (852) 2121 2828
                              Facsimile: (852) 2121 2929

            Security Agent:   Industrial and Commercial Bank of China (Asia)
                              Limited
                              10/F, ICBC Asia Building
                              122-126 Queen's Road Central
                              Hong Kong

                              Attention:  Ms. Esther Cheng/Ms. Amy Wong
                              Telephone:_________________________________
                              Facsimile:  (85) 2851 9361

      And to other Pledgees, to their respective address and facsimile numbers set forth in Schedule I hereto.

13.2 If any of the provisions of this Share Pledge Agreement shall contravene any law or regulation or be held invalid, this Share Pledge Agreement shall be construed as if it does not contain those provisions, and the rights and obligations of the parties hereto shall be construed and enforced accordingly.

13.3 This Share Pledge Agreement shall not be amended, changed, modified, altered or terminated unless in accordance with Clause 24.2 (Amendments and Consents) of the Facility Agreement. This Share Pledge Agreement shall not be amended by an oral agreement.

13.4 This Share Pledge Agreement may be executed in multiple counterparts, each of which, when executed, shall constitute an original but all of which together shall constitute one and the same instrument.

13.5 Headings and titles herein are for convenience only and shall not affect the construction or interpretation of this Share Pledge Agreement.

13.6 This Share Pledge Agreement is intended by the parties as the written final expression of each party's obligations and rights in connection with the pledge of the Pledged Shares and supersedes all prior and contemporaneous understandings or agreements concerning

                                                         Shares Pledge Agreement
      the subject matter hereof.

13.7 In the case of a conflict between the provisions of this Share Pledge Agreement and the provisions of the Facility Agreement, the provisions of the Facility Agreement shall prevail.

13.8 Neither the Security Agent nor any Pledgee shall, by any act, delay, indulgence, omission or otherwise, except by an express written instrument clearly indicating an intention to waive, be deemed to have waived any right or remedy hereunder or to have acquiesced in any Event of Default. No failure to exercise, or any delay in exercising on the part of the Security Agent and the Pledgees, any rights, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power, privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

13.9 The rights and remedies provided herein are cumulative and may be exercised individually or concurrently, and are not exclusive of any other rights or remedies provided by law.

13.10 The Pledgor hereby agrees that until the indefeasible payment and satisfaction in full of all Secured Obligations, it shall not exercise any right or remedy arising by reason of any performance by it of its obligations under this Share Pledge Agreement, whether by subrogation or otherwise, against the Borrower.

                            (Signature Pages Follow)

                                                         Shares Pledge Agreement
                                                                         Page 11

IN WITNESS WHEREOF, the parties hereto have caused this Share Pledge Agreement to be duly executed as of the day and year first above written.

PLEDGOR:               ASIA NETCOM CORPORATION (SINGAPORE) PTE LTD.

                       By      _________________________________
                               Name:
                               Title:

SECURITY AGENT:        INDUSTRIAL AND COMMERCIAL BANK OF CHINA (ASIA) LIMITED

                       By      _________________________________
                               Name:
                               Title:

                                                         Shares Pledge Agreement
                                                                         Page 12

PLEDGEES:                  THE INDUSTRIAL AND COMMERCIAL BANK OF
                           CHINA, BEIJING BRANCH

                           By   _______________________________________________
                                Name:
                                Title:

                           THE INDUSTRIAL AND COMMERCIAL BANK OF
                           CHINA, SHANGHAI BRANCH

                           By   _______________________________________________
                                Name:
                                Title:

                           THE INDUSTRIAL AND COMMERCIAL BANK OF
                           CHINA, HONG KONG BRANCH

                           By   _______________________________________________
                                Name:
                                Title:

                           CHINA MINSHENG BANKING CORP. LTD.

                           By   _______________________________________________
                                Name:
                                Title:

                                                         Shares Pledge Agreement

                           CITIC INDUSTRIAL BANK

                           By   _______________________________________________
                                Name:
                                Title:

                           BANK OF COMMUNICATIONS

                           By   _______________________________________________
                                Name:
                                Title:

                           HUAXIA BANK

                           By   _______________________________________________
                                Name:
                                Title:

                                                         Shares Pledge Agreement
                                                                         Page 14

                           ACKNOWLEDGEMENT AND CONSENT

The undersigned, being the representative of the Issuer referred to in the foregoing Share Pledge Agreement, hereby acknowledges that: (i) the Issuer has received a copy of the Share Pledge Agreement and (ii) the Issuer is receiving substantial benefit as a result of the Share Pledge Agreement and the Finance Documents. The Issuer agrees to be bound by the terms in the Share Pledge Agreement and to comply with the terms thereof insofar as such terms related to it or applicable to it. The Issuer agrees to notify the Security Agent promptly in writing of the occurrence with respect to it of any of the events described in Section 4.4 of the Share Pledge Agreement. The Issuer further agrees that the terms of Sections 4 and 5 of the Share Pledge Agreement shall apply to it, mutantis mutandis, with respect to any and all actions that may be required of it pursuant to or arising out of Section 4 or 5 of the Share Pledge Agreement. For the avoidance of any doubt and notwithstanding the Article 11 of its Articles of Incorporation, the Issuer agrees to do, to the extent permitted by applicable laws, any and all actions that may be required of it pursuant to or arising out of Section 4 of the Share Pledge Agreement without any application by the Pledgor.

                                        ASIA NETCOM KOREA LIMITED.

                                        By:  __________________________________
                                             Name:
                                             Title:

                                                         Shares Pledge Agreement
                                                                         Page 15

                                   SCHEDULE I

                                Names of Pledgees

THE INDUSTRIAL AND COMMERCIAL BANK OF CHINA, BEIJING BRANCH

THE INDUSTRIAL AND COMMERCIAL BANK OF CHINA, SHANGHAI BRANCH

THE INDUSTRIAL AND COMMERCIAL BANK OF CHINA, HONG KONG BRANCH

CHINA MINSHENG BANKING CORP. LTD.

CITIC INDUSTRIAL BANK

BANK OF COMMUNICATIONS

HUAXIA BANK

                                                         Shares Pledge Agreement
                                                                         Page 16

                                   SCHEDULE II

                             List of Pledged Shares

     Type of Shares              Number of Certificates      Certificate No.           Number of Shares
     --------------              ----------------------      ---------------           ----------------
10,000 Share Certificate                   88                 010001- 010028               880,000
                                                              110001- 110060
1,000 Share Certificate                     2                 001001- 001002                 2,000

         Total                             90                                              882,000

                                                         Shares Pledge Agreement
                                                                         Page 17